          --------------------------------                     -------------------------------------------------
             AMERICAN BANK NOTE COMPANY                        PRODUCTION COORDINATOR: LISA MARTIN: 215-830-2155
                680 BLAIR MILL ROAD                                        PROOF OF OCTOBER 5, 1999
                 HORSHAM, PA 19044                                                SKILLSOFT
                   (215)657-3480                                                H 663715back
          --------------------------------                     -------------------------------------------------
            SALES: D. BURNS 617-786-7600                               OPERATOR                        EG
          --------------------------------                     -------------------------------------------------
             ZIP NEW 7/SKILLSOFT/H63715                                               NEW
          --------------------------------                     -------------------------------------------------

                        NOTE: LOGO IS FOR POSITION ONLY




                                [SKILLSOFT LOGO]

NUMBER                                                                    SHARES
SKL

                              SKILLSOFT CORPORATION

                                                                    COMMON STOCK
                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
                                                               CUSIP 83066P 10 1
THIS CERTIFIES THAT





is the owner of

   FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.001 EACH OF THE
                                 COMMON STOCK OF

SkillSoft Corporation transferable upon the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and By-laws of the Corporation as from time to time amended.

     This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     IN WITNESS WHEREOF, SkillSoft Corporation has caused its facsimile corporate seal and the facsimile signatures of its duly authorized officers to be hereunto affixed.

Dated:

/s/ Thomas J. McDonald                                      /s/ Charles E. Moran
        SECRETARY                                                  PRESIDENT

                             SKILLSOFT CORPORATION
                                      1997
                                    DELAWARE


                      COUNTERSIGNED AND REGISTERED:
                              CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR
                      BY

                                                            AUTHORIZED SIGNATURE

                             SKILLSOFT CORPORATION

     THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. A COPY OF THE PREFERENCES, POWERS, QUALIFICATIONS AND RIGHTS OF EACH CLASS AND SERIES WILL BE FURNISHED BY THE CORPORATION UPON WRITTEN REQUEST AND WITHOUT CHARGE.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common                                   UNIF GIFT MIN ACT - ___________ Custodian _____________
TEN ENT - as tenants by the entireties                                                  (Cust)                (Minor)
JT TEN  - as joint tenants with right of                                             under Uniform Gifts to Minors
          survivorship and not as tenants                                            Act ____________________
          in common                                                                            (State)

    Additional abbreviations may also be used though not in the above list.



For value received ________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

________________________________________________________________________________

________________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, _______________________________

                              __________________________________________________
                              NOTICE THE SIGNATURE TO THIS ASSIGNMENT MUST
                              CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed

____________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCK-BROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.









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
          --------------------------------                     -------------------------------------------------
             AMERICAN BANK NOTE COMPANY                        PRODUCTION COORDINATOR: LISA MARTIN: 215-830-2155
                680 BLAIR MILL ROAD                                        PROOF OF OCTOBER 5, 1999
                 HORSHAM, PA 19044                                                SKILLSOFT
                   (215)657-3480                                                H 663715back
          --------------------------------                     -------------------------------------------------
            SALES: D. BURNS: 617-786-7600                              OPERATOR:                       EG
          --------------------------------                     -------------------------------------------------
             ZIP NEW 7/SKILLSOFT/H63715                                               NEW
          --------------------------------                     -------------------------------------------------
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